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                        AIM GLOBAL AGGRESSIVE GROWTH FUND
                             AIM GLOBAL GROWTH FUND
                             AIM GLOBAL INCOME FUND

              (SERIES PORTFOLIOS OF AIM INTERNATIONAL FUNDS, INC.)

                         Supplement dated June 30, 1997
                    to the Prospectus dated February 24, 1997
                 as supplemented April 7, 1997 and May 16, 1997


Investment in Unseasoned Issuers

         The Board of Directors of the Fund has approved the elimination of the non-fundamental investment policy prohibiting investments in securities of issuers that, together with their predecessors, have less than three years of continuous operations. Investments in securities of issuers with less than three years of continuous operations may provide opportunities for long-term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

         The second sentence in the fourth paragraph under the caption "Purchases at Net Asset Value" on page A-7 is deleted and replaced in its entirety by the following:

                  "Such plans will qualify for purchases at net asset value provided that (1) the total amount invested in the plan is at least $1,000,000, (2) the sponsor signs a $1,000,000 LOI, (3) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees, or (4) all of the plan's transactions are executed through a single omnibus account per fund and the financial institution or service organization has entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such accounts."

         The paragraph under the caption "Sales Charges and Dealer Concessions - Minimum Account Balance" on page A-5 is deleted and replaced in its entirety by the following:

                  "MINIMUM ACCOUNT BALANCE. If (1) an account opened in a fund has been in effect for at least one year and the shareholder has not made an additional purchase in that account within the preceding six calendar months and (2) the value of such account drops below $500 for three consecutive months as a result of redemptions or exchanges, the fund has the right to redeem the account, after giving the shareholder 60 days' prior written notice, unless the shareholder makes additional investments within the notice period to bring the account value up to $500. If a fund determines that a shareholder has provided incorrect information in opening an account with a fund or in the course of conducting subsequent transactions with the fund related to such account, the fund may, in its discretion, redeem the account and distribute the proceeds of such redemption to the shareholder."

         The first paragraph under the caption "SPECIAL PLANS - Systematic Withdrawal Plan" on page A-8 is deleted and replaced in its entirety by the following:

                  "SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, a shareholder who owns AIM Cash Reserve Shares of AIM MONEY MARKET FUND, or shares of another AIM Fund can arrange for monthly, quarterly or annual checks in any amount (but not less than $50) to be drawn against the balance of his account in the designated AIM Fund. Shareholders who own either Class A or Class B shares of a Multiple Class Fund which are subject to a contingent deferred sales charge can only arrange for monthly or quarterly withdrawals under a Systematic Withdrawal Plan. Payment of this amount can be made on any day of the month the shareholder specifies, except the thirtieth or thirty-first day of each month in which a payment is to be made. A minimum account balance of $5,000 is required to establish a Systematic Withdrawal Plan, but there is no requirement thereafter to maintain any minimum investment. With respect to either Class A or Class B shares of a Multiple Class Fund which



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         are subject to a contingent deferred sales charge, no contingent deferred sales charge will be imposed on withdrawals made under a Systematic Withdrawal Plan, provided that the amounts withdrawn under such a plan do not exceed on an annual basis 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan. Systematic Withdrawal Plans with respect to either Class A or Class B shares which are subject to a contingent deferred sales charge, that exceed on an annual basis 12% of such account will be subject to a contingent deferred sales charge on the amounts exceeding 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan."

         The fourth paragraph under the caption "HOW TO REDEEM SHARES " on page A-12 is deleted and replaced in its entirety by the following:

                  "Contingent deferred sales charges on Class B shares will be waived on redemptions (1) following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust (provided AIM Distributors is notified of such death or post- purchase disability at the time of the redemption request and is provided with satisfactory evidence of such death or post-purchase disability), (2) in connection with certain distributions from individual retirement accounts, custodial accounts maintained pursuant to Code Section 403(b), deferred compensation plans qualified under Code Section 457 and plans qualified under Code Section 401 (collectively, "Retirement Plans"), (3) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class B shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan, (4) effected pursuant to the right of a Multiple Class Fund to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the designated minimum account size described in the prospectus of such Multiple Class Fund, and (5) effected by AIM of its investment in Class B shares."

         The first sentence after the fourth paragraph under the caption "HOW TO REDEEM SHARES" on page A-13 is deleted and replaced in its entirety by the following:

                  "Waiver category (1) above applies only to redemptions of Class B shares held at the time of death or initial determination of post-purchase disability."

         The seventh sentence in the first paragraph under the caption "HOW TO REDEEM SHARES - Contingent Deferred Sales Charge Program for Large Purchases" on page A-13 is deleted and replaced in its entirety by the following:

                  "The charge will be waived in the following circumstances: (1) redemptions of shares of employee benefit plans ("Plans") qualified under Sections 401 or 457 of the Code, or Plans created under Section 403(b) of the Code and sponsored by nonprofit organizations as defined under Section 501(c)(3) of the Code, where shares are being redeemed in connection with employee terminations or withdrawals, and (a) the total amount invested in a Plan is at least $1,000,000, (b) the sponsor of a Plan signs a letter of intent to invest at least $1,000,000 in one or more of the AIM Funds, or (c) the shares being redeemed were purchased by an employer-sponsored Plan with at least 100 eligible employees; provided, however, that Plans created under Section 403(b) of the Code which are sponsored by public educational institutions shall qualify under (a), (b) or (c) above on the basis of the value of each Plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the Plan or on the number of eligible employees; (2) redemptions of shares following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust; (3) redemptions of shares purchased at net asset value by private foundations or endowment funds where the initial amount invested was at least $1,000,000; and (4) redemptions of shares purchased by an investor in amounts of $1,000,000 or more where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payments otherwise payable to the dealer as described in the third paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds - All Groups of AIM Funds.""



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